Exhibit 99.1                                         Date: June 14, 2018

Form 3 List of Reporting Owners and Signature Page

Name of designated filer: WARBURG PINCUS & CO.

Other joint filers: Warburg Pincus Private Equity XI, L.P., WPXI Finance, LP,
Warburg Pincus XI Partners, L.P., WPXI GP, L.P., Warburg Pincus XI, L.P., WP
Global LLC, Warburg Pincus Partners II, L.P., Warburg Pincus Partners GP LLC,
Warburg Pincus LLC, Charles R. Kaye, Joseph P. Landy

Address for each joint filer is: c/o Warburg Pincus & Co., 450 Lexington Avenue,
New York, New York 10017

Issuer Name and Ticker or Trading Symbol: Avalara, Inc. (AVLR)

                   WARBURG PINCUS PRIVATE EQUITY XI, L.P.
                      BY:   WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                      BY:   WP GLOBAL LLC, ITS GENERAL PARTNER
                      BY:   WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                      MEMBER
                      BY:   WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                      PARTNER
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By:   Robert B. Knauss
                      Title: Partner

                   WPXI FINANCE, LP
                      BY:   WPXI GP, L.P., ITS MANAGING GENERAL PARTNER
                      BY:   WARBURG PINCUS PRIVATE EQUITY XI, L.P., ITS
                      GENERAL PARTNER
                      BY:   WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                      BY:   WP GLOBAL LLC, ITS GENERAL PARTNER
                      BY:   WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                      MEMBER
                      BY:   WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                      PARTNER
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By: Robert B. Knauss
                      Title: Partner

                   WARBURG PINCUS XI PARTNERS, L.P.
                      BY:   WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                      BY:   WP GLOBAL LLC, ITS GENERAL PARTNER
                      BY:   WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                      BY:   WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By: Robert B. Knauss
                      Title: Partner

                   WPXI GP, L.P.
                      BY:   WARBURG PINCUS PRIVATE EQUITY XI, L.P., ITS
                            GENERAL PARTNER
                      BY:   WARBURG PINCUS XI, L.P., ITS GENERAL PARTNER
                      BY:   WP GLOBAL LLC, ITS GENERAL PARTNER
                      BY:   WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                      BY:   WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By:   Robert B. Knauss
                      Title: Partner

                   WARBURG PINCUS XI, L.P.
                      BY:   WP GLOBAL LLC, ITS GENERAL PARTNER
                      BY:   WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                      BY:   WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By:   Robert B. Knauss
                      Title: Partner

                   WP GLOBAL LLC
                      BY:   WARBURG PINCUS PARTNERS II, L.P., ITS MANAGING
                            MEMBER
                      BY:   WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By:   Robert B. Knauss
                      Title: Partner

                   WARBURG PINCUS PARTNERS II, L.P.
                      BY:   WARBURG PINCUS PARTNERS GP LLC, ITS GENERAL
                            PARTNER
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By:   Robert B. Knauss
                      Title: Partner

                   WARBURG PINCUS PARTNERS GP LLC
                      BY:   WARBURG PINCUS & CO., ITS MANAGING MEMBER
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By:   Robert B. Knauss
                      Title: Partner

                   WARBURG PINCUS LLC
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      By:   Robert B. Knauss
                      Title: Managing Director

                   CHARLES R. KAYE
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      Name:   Charles R. Kaye
                      By:   Robert B. Knauss, Attorney-in-Fact

                   JOSEPH P. LANDY
                      /s/ ROBERT B. KNAUSS
                      ---------------------------------
                      Name:   Joseph P. Landy
                      By:   Robert B. Knauss, Attorney-in-Fact